==============================================================================
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  August 14, 1996


                                  Aetna Inc.
- ------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Connecticut              1-11913                  02-0488491
(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)           Identification No.)


      151 Farmington Avenue
          Hartford, CT                                           06156
- ------------------------------------------------------------------------------
           (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code 860-273-0123



                                Not Applicable
- ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

==============================================================================


Item 5.        Other Information.

               The Pricing Agreement dated August 14, 1996 relating to certain debt securities, as named therein, is filed herewith as
               Exhibit 99.1.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

               A.    Financial Statements

                     NONE

               B.    Pro Forma Financial Information

                     NONE

               C.    Exhibits

                     99.1  Pricing Agreement.



                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Aetna Inc.

                                              /s/ Robert J. Price
Date:  August 15, 1996                 By:________________________________
                                       Name:  Robert J. Price
                                       Title:  Vice President and
                                                Corporate Controller
                                                (Chief Accounting Officer)



                                 EXHIBIT INDEX


Exhibit
Number


99.1                             Pricing Agreement